                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06434

                     Morgan Stanley Insured Municipal Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:


In this report, you'll learn about how your investment in Morgan Stanley Insured Municipal Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six months ended April 30, 2006

MARKET CONDITIONS

The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy's solid growth, the Federal Open Market Committee (the "Fed") continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent as of the end of the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed. In this environment, the benefits of leveraged investment strategies were less pronounced. (Leverage involves borrowing at short-term rates to purchase longer-term securities, thereby taking advantage of the differential between short- and long-term yields.)

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005. Issuers in California, Texas, New York, Florida and Illinois accounted for over 40 percent of the total underwriting volume in 2006.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2006, the net asset value (NAV) Morgan Stanley Insured Municipal Trust (IMT) decreased from $15.23 to $15.02 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.405 per share and a long-term capital gain distribution of $0.12551 per share, the Trust's total NAV return was 2.34 percent. IMT's value on the New York Stock Exchange (NYSE) moved from $13.60 to $14.29 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 9.11 percent. IMT's NYSE market price was at a
4.86 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 480,500 shares of common stock at a weighted average market discount of 7.73 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.0675 per share. The dividend reflects the current level of the Trust's net investment income. IMT's level of undistributed net investment income was $0.094 per share on April 30, 2006, versus $0.115 per share six months earlier.(1)

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, a U.S. Treasury futures strategy was used to reduce the portfolio's duration,* as a hedge against rising rates. At the end of April, the Trust's option-adjusted duration was 10.8 years. This duration positioning tempered the Trust's total returns when rates declined, but helped total returns when rates rose.

All the long-term holdings in the Trust as of the end of the period were guaranteed by AAA rated insurance providers. Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. The Trust also favored bonds with strong in-state investor demand. Reflecting a commitment to diversification, the Trust's net assets of approximately $401 million, including preferred shares, were invested among 13 long-term sectors and 78 credits.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.05 per share to common-share earnings. The Trust has two ARPS series totaling $130 million, representing 32 percent of net assets, including preferred shares as of the end of the Period. At the end of April weekly ARPS yields averaged 3.68 to
2.65 percent at the end of October 2005.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.
----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).


* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

   TOP FIVE SECTORS
   Water & Sewer                                       37.3%
   Transportation                                      30.6
   General Obligation                                  23.6
   Electric                                            14.1
   Recreational Facs                                    8.8

   CREDIT ENHANCEMENTS
   AMBAC                                               26.6%
   FGIC                                                21.2
   FSA                                                 23.2
   MBIA                                                25.6
   XLCA                                                 2.4
   AGC                                                  1.0

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2006


WEIGHTED AVERAGE MATURITY: 19 YEARS(A)

0-5                                                                                7
6-10                                                                              11
11-15                                                                             22
16-20                                                                             17
21-25                                                                             20
26-30                                                                             19
31+                                                                                4

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.


Portfolio structure is subject to change.

                         Geographic Summary of Investments
              Based on Market Value as a Percent of Total Investments

Alaska....................     2.1%
Arizona...................     0.8
California................     9.2
Colorado..................     3.5
Florida...................     5.6
Georgia...................     3.1
Hawaii....................     3.9
Illinois..................    10.8
Indiana...................     3.2
Iowa......................     1.7
Kentucky..................     3.6
Louisiana.................     0.5
Maryland..................     0.7
Massachusetts.............     0.8
Michigan..................     1.3
Minnesota.................     3.1
Nevada....................     3.0
New Jersey................     2.7
New Mexico................     0.4
New York..................     7.2
North Carolina............     1.2
Ohio......................     2.6
Oregon....................     0.4
Pennsylvania..............     2.9
South Carolina............     4.5
Texas.....................    13.7
Utah......................     0.8
Virginia..................     1.8
Washington................     4.9
Joint exemptions*.........     0.0
                             -----
Total+....................   100.0%
                             =====

------------------
 *  Joint exemptions have been included in each geographic location.
 + Does not include open short futures contracts with an underlying face amount of $49,580,860 with unrealized appreciation of $493,226.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2006


YEARS BONDS CALLABLE(C) -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

2006(a)                                                                            1
2007                                                                               2
2008                                                                               1
2009                                                                               6
2010                                                                              14
2011                                                                              18
2012                                                                              14
2013                                                                               7
2014                                                                              11
2015                                                                              11
2016+                                                                             15

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.2%

2006(a)                                                                          6.60
2007                                                                             6.10
2008                                                                             4.50
2009                                                                             5.80
2010                                                                             5.50
2011                                                                             5.40
2012                                                                             4.90
2013                                                                             4.90
2014                                                                             5.00
2015                                                                             4.60
2016+                                                                            5.00

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 6.6% on 1% of the long-term portfolio that is callable in 2006 . Portfolio structure is subject to change.

(c)  Total may not equal 100% due to rounding.


Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (143.4%)
            General Obligation (23.6%)
$ 10,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)............  0.00 %   06/30/10   $  8,490,800
   3,000    Los Angeles, California, Ser 2004 A (MBIA)................  5.00     09/01/24      3,119,070
   3,000    Florida Board of Education, Capital Outlay Refg 2002 Ser C
              (MBIA)..................................................  5.00     06/01/20      3,118,710
            Honolulu City & County, Hawaii,
   2,500      ROLS RR II R 237-2 (MBIA)...............................  6.576++  03/01/25      2,799,350
   2,500      ROLS RR II R 237-3 (MBIA)...............................  6.576++  03/01/26      2,756,575
            Chicago, Illinois,
   8,000      Refg Ser 1992 (Ambac)...................................  6.25     01/01/11      8,684,080
   2,000      Refg 2001 A (MBIA)......................................  0.00++   01/01/21      1,700,800
   2,000      Refg 2001 A (MBIA)......................................  0.00++   01/01/22      1,699,200
            Illinois,
  10,000      Ser 2001 (MBIA).........................................  5.375    04/01/15     10,886,100
  10,000      Ser 2001 (MBIA).........................................  5.375    04/01/16     10,856,500
   3,000    Brainerd Independent School District #181, Minnesota, Ser
              2002 A (FGIC)...........................................  5.375    02/01/18      3,213,660
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
              06/01/92 B (Ambac)......................................  6.50     06/01/17      4,735,040
   1,880    King County, Washington, Refg 1998 Ser B (MBIA)...........  5.25     01/01/34      1,933,336
                                                                                            ------------
--------
                                                                                              63,993,221
  61,880
                                                                                            ------------
--------
            Educational Facilities Revenue (6.5%)
   2,000    Arizona Board of Regents, Arizona State University Ser
              2004 COPs (Ambac).......................................  5.00     09/01/30      2,052,700
            University of California,
   1,000      Limited Projects Ser 2005 B (FSA).......................  5.00     05/15/30      1,033,080
   2,000      Multi Purpose Ser Q (FSA)...............................  5.00     09/01/31      2,059,920
   3,000    Broward County Florida Educational Facilities Authority,
              Florida, Nova Southeastern University Ser 2006 (AGC)....  5.00     04/01/36      3,095,850
   1,735    Orange County Educational Facilities Authority, Florida,
              Rollins College Ser 2005 (Ambac)........................  5.125    12/01/28      1,805,701
            Fulton County Development Authority, Georgia,
     900      Morehouse College Ser 2000 (Ambac)......................  6.25     12/01/21        993,312
   1,700      Morehouse College Ser 2000 (Ambac)......................  5.875    12/01/30      1,852,575
   2,500    University of North Carolina, Ser 2000 (Ambac)............  5.25     10/01/20      2,641,075
   2,000    University of North Carolina at Wilmington, Student
              Housing Ser 2005 COPs (FGIC)............................  5.00     06/01/36      2,046,120
                                                                                            ------------
--------
                                                                                              17,580,333
  16,835
                                                                                            ------------
--------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Electric Revenue (14.1%)
$  2,000    Arkansas River Power Authority, Colorado Power Ser 2006
              (XLCA)..................................................  5.25 %   10/01/40   $  2,104,080
   2,000    Indiana Municipal Power Agency, Power Supply 2004 Ser A
              (FGIC)..................................................  5.00     01/01/32      2,051,520
   1,000    Long Island Power Authority, New York, Ser 2006 A
              (XLCA)..................................................  5.00     12/01/26      1,038,920
            South Carolina Public Service Authority,
   9,325      Ser 2002 B (FSA)........................................  5.375    01/01/17      9,928,234
   2,000      Ser 2003 A (Ambac)......................................  5.00     01/01/27      2,060,000
  10,000    Lower Colorado River Authority, Texas, Refg Ser 1999 A
              (FSA)...................................................  5.875    05/15/16     10,692,600
  10,000    Seattle, Washington, Light & Power Refg Rev 2001 (FSA)....  5.125    03/01/26     10,267,700
                                                                                            ------------
--------
                                                                                              38,143,054
  36,325
                                                                                            ------------
--------
            Hospital Revenue (4.6%)
   3,000    Indiana Health Facilities Financing Authority, Community
              Health Ser 2005 A (Ambac)...............................  5.00     05/01/35      3,072,120
   2,000    Louisiana Public Facilities Authority, Baton Rouge General
              Medical Center-FHA Insured Mtge Ser 2004 (MBIA).........  5.25     07/01/33      2,086,220
   4,000    Minneapolis, Minnesota, Fairview Health 2005 Ser D
              (Ambac).................................................  5.00     11/15/34      4,113,360
   2,000    New York State Dormitory Authority, Montefiore
              Hospital - FHA Insured Mtge Ser 2004 A (FGIC)...........  5.00     08/01/29      2,060,640
   1,000    Medical University Hospital Authority, South Carolina FHA
              Insured Mtge Refg Ser 2004 A (MBIA).....................  5.25     02/15/25      1,054,930
                                                                                            ------------
--------
                                                                                              12,387,270
  12,000
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (4.3%)
   5,000    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
              1987 (Ambac)............................................  6.55     10/01/13      5,143,650
   5,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1996 Ser (MBIA)**.................  5.50     01/01/21      5,106,750
   1,500    Delaware County Industrial Development Authority,
              Pennsylvania, Aqua Inc Ser A 2005 (AMT) (FGIC)..........  5.00     11/01/37      1,530,375
                                                                                            ------------
--------
                                                                                              11,780,775
  11,500
                                                                                            ------------
--------
            Mortgage Revenue - Multi-Family (1.4%)
   3,695    New Jersey Housing Mortgage Finance Authority, Home Buyer
--------      Ser 2000 CC (AMT) (MBIA)................................  5.875    10/01/31      3,724,819
                                                                                            ------------

12
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (3.5%)
$  2,000    Kern County Board of Education, California, Refg Ser 2006
              A COPs (MBIA) (WI)......................................  5.00 %   06/01/31   $  2,059,860
   2,000    Massachusetts School Building Authority, 2005 Ser A
              (FSA)...................................................  5.00     08/15/30      2,074,400
   1,500    Albuquerque, New Mexico, Gross Receipts Lodgers' Tax Refg
              Ser 2004 A (FSA)........................................  5.00     07/01/37      1,533,735
   1,685    Oregon Department of Administrative Services, COPs Ser
              2005 B (FGIC)...........................................  5.00     11/01/24      1,748,929
   2,000    Pennsylvania Public School Building Authority,
              Philadelphia School District Ser 2003 (FSA).............  5.00     06/01/33      2,047,260
                                                                                            ------------
--------
                                                                                               9,464,184
   9,185
                                                                                            ------------
--------
            Recreational Facilities Revenue (8.8%)
   6,500    Denver Convention Center Hotel Authority, Colorado, Refg
              Ser 2006 (XLCA) (WI)....................................  5.00     12/01/35      6,679,205
            Iowa,
   3,600      Vision Iowa Ser 2001 (MBIA).............................  5.50     02/15/19      4,015,908
   2,500      Vision Iowa Ser 2001 (MBIA).............................  5.50     02/15/20      2,799,900
  10,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac).........  5.25     12/01/32     10,472,200
                                                                                            ------------
--------
                                                                                              23,967,213
  22,600
                                                                                            ------------
--------
            Tax Allocation Revenue (0.9%)
   2,390    San Jose Redevelopment Agency, California, Merged Area Ser
--------      2002 (MBIA).............................................  5.00     08/01/32      2,440,644
                                                                                            ------------
            Transportation Facilities Revenue (30.6%)
   5,000    Denver City & County, Colorado, Airport Refg Ser 2000 A
              (AMT) (Ambac)...........................................  6.00     11/15/18      5,361,650
            Miami Dade County, Florida,
   2,155      Miami Int'l Airport Refg Ser 2003 B (AMT) (MBIA)........  5.25     10/01/18      2,260,832
   2,270      Miami Int'l Airport Refg Ser 2003 B (AMT) (MBIA)........  5.25     10/01/19      2,377,099
   5,000    Atlanta, Georgia, Airport Ser 2004 C (FSA)................  5.00     01/01/33      5,119,250
   5,000    Hawaii, Airports Refg Ser 2001 (AMT) (FGIC)...............  5.25     07/01/21      5,158,300
            Chicago, Illinois,
   3,000      O'Hare Int'l Airport, Ser 2005 A (MBIA).................  5.25     01/01/25      3,190,470
   2,000      O'Hare Int'l Airport Third Lien Ser 2003 (AMT) (FSA)      5.75..   01/01/23      2,177,520
   4,000    Regional Transportation Authority, Illinois, Refg Ser 1999
              (FSA)...................................................  5.75     06/01/21      4,597,920
   2,500    Maryland Economic Development Corporation, Maryland
              Aviation Administration Ser 2003 (AMT) (FSA)............  5.375    06/01/22      2,642,800
   1,000    Massachusetts Turnpike Authority, Metropolitan Highway
              ROLS RRII R536 (MBIA)...................................  8.116++  01/01/37      1,053,440
   5,000    Minneapolis - St Paul Metropolitan Airports Commission,
              Minnesota, Ser 2001 C (FGIC)............................  5.25     01/01/32      5,183,500
   5,000    Nevada Department of Business & Industry, Las Vegas
              Monorail 1st Tier Ser 2000 (Ambac)......................  0.00     01/01/21      2,450,200

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  2,000    New Jersey Transportation Trust Fund Authority, 2005 Ser C
              (FGIC)..................................................  5.25 %   06/15/20   $  2,133,560
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac).........  5.00     01/01/30      5,150,000
            Metropolitan Transportation Authority, New York,
   6,805      State Service Contract Refg Ser 2002 B (MBIA)...........  5.50     07/01/20      7,352,394
  10,000      Transportation Refg Ser 2002 A (Ambac)..................  5.50     11/15/17     10,838,300
   2,000      Transportation Refg Ser 2002 A (FGIC)...................  5.00     11/15/25      2,065,500
            Pennsylvania Turnpike Commission,
   4,000      Ser R 2001 (Ambac)......................................  5.00     12/01/26      4,135,960
   4,000      Ser A 2004 (Ambac)......................................  5.00     12/01/34      4,122,360
   3,000    Harris County, Texas, Toll Road Sr Lien Ser 2005 A
              (FSA)...................................................  5.25     08/15/35      3,121,530
   2,500    Port of Seattle, Washington, Ser 2001 B (AMT) (MBIA)......  5.625    02/01/24      2,632,325
                                                                                            ------------
--------
                                                                                              83,124,910
  81,230
                                                                                            ------------
--------
            Water & Sewer Revenue (37.3%)
   1,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien
              Wastewater Ser 2004 (MBIA)..............................  5.00     07/01/27      1,034,170
   4,000    Eastern Municipal Water District, California, Water Ser
              2006 A COPs (MBIA)......................................  5.00     07/01/32      4,118,760
   5,000    Los Angeles Department Water & Power, California, 2006 Ser
              A-1 (Ambac).............................................  5.00     07/01/40      5,146,400
   5,000    San Diego County Water Authority, California, Ser 2004 A
              COPs (FSA)..............................................  5.00     05/01/29      5,148,000
  10,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)...............  5.00     10/01/31     10,197,000
   2,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)....  5.00     11/01/29      2,025,160
   5,000    Honolulu City & County, Hawaii, Wastewater Ser 2001
              (Ambac).................................................  5.125    07/01/31      5,130,900
  10,000    Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky, Ser 1999 A (FGIC).............................  5.75     05/15/33     10,694,300
   3,800    Louisville Board of Water Works, Kentucky, Water Ser 2000
              (FSA)...................................................  5.50     11/15/25      4,031,534
   5,000    Detroit, Michigan, Sewage Disposal Ser 2001 A (FGIC)......  5.125    07/01/31      5,158,600
   5,000    Grand Strand Water & Sewer Authority, South Carolina, Refg
              Ser 2001 (FSA)..........................................  5.00     06/01/31      5,109,000
            Austin, Texas,
  10,000      Water & Wastewater Refg Ser 2001 A (FSA)................  5.125    05/15/27     10,251,500
   2,000      Water & Wastewater Ser 2004 A (Ambac)...................  5.00     11/15/27      2,059,520
  15,000    Houston, Texas, Combined Utility First Lien Refg 2004 Ser
              A (FGIC)................................................  5.25     05/15/23     15,840,300
            San Antonio, Texas,
   2,000      Water & Refg Ser 2002 (FSA).............................  5.50     05/15/18      2,149,020
   2,500      Water & Refg Ser 2002 (FSA).............................  5.50     05/15/20      2,680,750
            Wichita Falls, Texas,
   2,000      Water & Sewer Ser 2001 (Ambac)..........................  5.375    08/01/20      2,119,880
   3,000      Water & Sewer Ser 2001 (Ambac)..........................  5.375    08/01/24      3,174,270
   5,000    King County, Washington, Sewer Refg 2001 (FGIC)...........  5.00     01/01/31      5,097,350
                                                                                            ------------
--------
                                                                                             101,166,414
  97,300
                                                                                            ------------
--------

14
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Other Revenue (3.2%)
$  2,500    California, Economic Recovery Ser 2004 A (MBIA)...........  5.00 %   07/01/15   $  2,658,375
   6,000    Golden State Tobacco Securitization Corporation,
              California, Enhanced Asset Backed Ser 2005 A (FGIC).....  5.00     06/01/38      6,124,980
                                                                                            ------------
--------
                                                                                               8,783,355
   8,500
                                                                                            ------------
--------
            Refunded (4.6%)
   3,000    San Diego Unified School District, California, Ser 2003 E
              (FSA)...................................................  5.25     07/01/13#     3,251,370
   2,500    College Park Business & Industrial Development Authority,
              Georgia, Civic Center Ser 2000 (Ambac)..................  5.75     09/01/10+     2,741,550
   3,000    Utah Board of Regents, University of Utah - Huntsman
              Cancer Institute Refg Ser 2000 A (MBIA).................  5.50     04/01/10+     3,217,500
   3,000    Alexandria Industrial Development Authority, Virginia,
              Institute for Defense Analysis Ser 2000 A (Ambac).......  5.90     10/01/10+     3,289,830
                                                                                            ------------
--------
                                                                                              12,500,250
  11,500
                                                                                            ------------
--------
 374,940    Total Tax-Exempt Municipal Bonds (Cost $372,198,819).........................    389,056,442
                                                                                            ------------
--------
            Short-Term Tax-Exempt Municipal Obligations (5.8%)
   7,800    Indiana Health Facility Financing Authority, Clarian
              Health Ser 2000 B (Demand 05/01/06).....................  3.83     03/01/30      7,800,000
     900    New York City Municipal Water Finance Authority, New York,
              2000 Ser C (Demand 05/01/06)............................  3.78     06/12/33        900,000
   1,800    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 2005 B (Demand
              05/01/06)...............................................  3.81     02/15/31*     1,800,000
   1,400    San Antonio Educational Facilities Corporation, Texas,
              Trinity University Ser 2002 (Demand 05/01/06)...........  3.81     06/01/33      1,400,000
   3,800    Roanoke Industrial Development Authority, Virginia,
              Carilion Health Ser 1997 A (Demand 05/01/06)............  3.80     07/01/27      3,800,000
                                                                                            ------------
--------
  15,700    Total Short-Term Tax-Exempt Municipal Obligations (Cost $15,700,000).........     15,700,000
                                                                                            ------------
--------
$390,640    Total Investments (Cost $387,898,819) (a) (b)......................   149.2%     404,756,442
========
            Liabilities in Excess of Other Assets..............................   (1.3)       (3,467,056)
            Preferred Shares of Beneficial Interest............................  (47.9)     (130,000,000)
                                                                                  -----     ------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $271,289,386
                                                                                  =====     ============

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 FHA   Federal Housing Authority.
ROLS   Reset Option Longs. (Illiquid securities).
 WI    Security purchased on a when-issued basis.
  #    Crossover refunded to call date shown.
  +    Prerefunded to call date shown.
 ++    Security is a "step-up" bond where the coupon increases on a predetermined future date.
 ++    Current coupon rate for residual interest bond. This rate
       resets periodically as the auction rate on the related
       security changes. Positions in inverse floating rate
       municipal obligation have a value of $6,609,365, which
       represents 2.4% of net assets applicable to common
       shareholders.
  *    Current coupon of variable rate demand obligation.
 **    A portion of this security has been physically segregated in connection with open futures contracts in the amount of
       $205,000.
 (a)   Securities have been designated as collateral in an amount equal to $58,572,567 in connection with open futures
       contracts and securities purchased on a when-issued basis.
 (b)   The aggregate cost for federal income tax purposes is
       $387,892,487. The aggregate gross unrealized appreciation is
       $17,262,056 and the aggregate gross unrealized depreciation is $398,101, resulting in net unrealized appreciation of
       $16,863,955.

Bond Insurance:
---------------
 AGC   Assured Guaranty Corporation.
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.
XLCA   XL Capital Assurance Inc.

FUTURES CONTRACTS OPEN AT APRIL 30, 2006:

NUMBER OF                   DESCRIPTION, DELIVERY      UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH AND YEAR         AMOUNT AT VALUE   APPRECIATION
--------------------------------------------------------------------------------------
   400         Short     U.S. Treasury Notes 5 year,
                                  June 2006             $(41,662,500)      $345,776
    75         Short     U.S. Treasury Notes 10 year,
                                  June 2006               (7,918,360)       147,450
                                                                           --------
            Total Unrealized Appreciation.............................     $493,226
                                                                           ========

16
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2006 (unaudited)

Assets:
Investments in securities, at value
  (cost $387,898,819).......................................  $404,756,442
Cash........................................................        40,194
Receivable for:
    Interest................................................     6,122,578
    Investments sold........................................     2,059,327
Prepaid expenses and other assets...........................        34,300
                                                              ------------
    Total Assets............................................   413,012,841
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    11,315,116
    Investment advisory fee.................................        89,480
    Variation margin........................................        75,391
    Common shares of beneficial interest repurchased........        69,806
    Transfer agent fee......................................        26,549
    Administration fee......................................        26,513
Accrued expenses and other payables.........................       120,600
                                                              ------------
    Total Liabilities.......................................    11,723,455
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 2,600 shares outstanding).................   130,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $271,289,386
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 18,065,938 shares
  outstanding)..............................................  $250,889,073
Net unrealized appreciation.................................    17,350,849
Accumulated undistributed net investment income.............     1,704,804
Accumulated undistributed net realized gain.................     1,344,660
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $271,289,386
                                                              ------------
Net Asset Value Per Common Share
($271,289,386 divided by 18,065,938 common shares
outstanding)................................................        $15.02
                                                              ============

                                                                              17
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2006 (unaudited)

Net Investment Income:
Interest Income.............................................  $9,968,263
                                                              ----------
Expenses
Investment advisory fee.....................................     547,500
Auction commission fees.....................................     178,289
Administration fee..........................................     162,222
Professional fees...........................................      30,746
Shareholder reports and notices.............................      20,726
Transfer agent fees and expenses............................      15,471
Registration fees...........................................      10,017
Trustees' fees and expenses.................................       6,159
Auction agent fees..........................................       4,470
Custodian fees..............................................         800
Other.......................................................      29,216
                                                              ----------
    Total Expenses..........................................   1,005,616
Less: expense offset........................................         (39)
                                                              ----------
    Net Expenses............................................   1,005,577
                                                              ----------
    Net Investment Income...................................   8,962,686
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments.................................................     847,060
Futures contracts...........................................   1,558,322
                                                              ----------
    Net Realized Gain.......................................   2,405,382
                                                              ----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................  (3,535,183)
Futures contracts...........................................    (567,469)
                                                              ----------
    Net Depreciation........................................  (4,102,652)
                                                              ----------
    Net Gain................................................  (1,697,270)
                                                              ----------
Dividends to preferred shareholders from net investment
  income....................................................  (1,969,796)
                                                              ----------
Net Increase................................................  $5,295,620
                                                              ==========

18
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2006   OCTOBER 31, 2005
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  8,962,686      $ 18,266,199
Net realized gain...........................................      2,405,382         3,567,557
Net change in unrealized appreciation/depreciation..........     (4,102,652)      (10,204,841)
Dividends to preferred shareholders from net investment
  income....................................................     (1,969,796)       (2,534,364)
                                                               ------------      ------------
    Net Increase............................................      5,295,620         9,094,551
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (7,418,817)      (15,352,983)
Net realized gain...........................................     (2,320,371)         --
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (9,739,188)      (15,352,983)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (6,737,861)      (11,599,623)
                                                               ------------      ------------
    Net Decrease............................................    (11,181,429)      (17,858,055)
Net Assets Applicable to Common Shareholders
Beginning of period.........................................    282,470,815       300,328,870
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,704,804 and $2,130,731, respectively).................   $271,289,386      $282,470,815
                                                               ============      ============

                                                                              19
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions With Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006 aggregated $32,726,975 and $45,609,045, respectively. Included in the aforementioned transactions is a sale of $1,040,192 with Morgan Stanley New York Tax-Free Income Fund, with a net realized gain of $3,276.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,310. At April 30, 2006, the Trust had an accrued pension liability of $57,692 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  TU       800       $40,000      3.65%   05/03/06   1.54%- 3.65%
  TH     1,800        90,000      3.70    05/05/06    2.65- 3.70

---------------------
    * As of April 30, 2006.
   ** For the six months ended April 30, 2006.

Subsequent to April 30, 2006 and up through June 2, 2006 the Trust paid dividends to Series TU and TH at rates ranging from 3.34% to 3.70% in the aggregate amount of $438,134.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                              PAR       EXCESS OF
                                                                SHARES       VALUE      PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2004...................................  19,386,980   $193,870    $269,032,687
Treasury shares purchased and retired (weighted average
  discount 10.73%)*.........................................    (840,542)    (8,405)    (11,591,218)
                                                              ----------   --------    ------------
Balance, October 31, 2005...................................  18,546,438    185,465     257,441,469
Treasury shares purchased and retired (weighted average
  discount 7.73%)*..........................................    (480,500)    (4,805)     (6,733,056)
                                                              ----------   --------    ------------
Balance, April 30, 2006.....................................  18,065,938   $180,660    $250,708,413
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 28, 2006, the Trust declared the following dividends from net investment income:

   AMOUNT            RECORD             PAYABLE
  PER SHARE           DATE               DATE
  ---------   --------------------   -------------
  $0.0675       May 5, 2006          May 19, 2006
  $0.0675       June 9, 2006         June 23, 2006

7. Expense Offset

The expense offset represents a reduction of the custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 30, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley Insured Municipal Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                        FOR THE SIX                          FOR THE YEAR ENDED OCTOBER 31,
                                        MONTHS ENDED    -------------------------------------------------------------------------
                                       APRIL 30, 2006     2005        2004        2003                2002                2001
                                       --------------   ---------   ---------   ---------           ---------           ---------
                                        (unaudited)
Selected Per Share Data:
Net asset value, beginning of
 period..............................       $15.23        $15.49      $15.38      $15.50              $15.74              $15.09
                                            ------        ------      ------      ------              ------              ------
Income (loss) from investment
 operations:
    Net investment income*...........         0.49          0.96        0.96        0.97                1.05                1.14
    Net realized and unrealized gain
    (loss)...........................        (0.08)        (0.35)       0.16        0.14                0.15                0.79
    Common share equivalent of
    dividends paid to preferred
    shareholders*....................        (0.11)        (0.13)      (0.11)      (0.13)              (0.18)              (0.22)
                                            ------        ------      ------      ------              ------              ------
Total income from investment
 operations..........................         0.30          0.48        1.01        0.98                1.02                1.71
                                            ------        ------      ------      ------              ------              ------
Less dividends and distributions
 from:
    Net investment income............        (0.41)        (0.81)      (0.87)      (0.90)              (0.85)              (0.93)
    Net realized gain................        (0.13)        --          (0.08)      (0.23)              (0.43)              (0.13)
                                            ------        ------      ------      ------              ------              ------
Total dividends and distributions....        (0.54)        (0.81)      (0.95)      (1.13)              (1.28)              (1.06)
                                            ------        ------      ------      ------              ------              ------
Anti-dilutive effect of acquiring
 treasury shares*....................         0.03          0.07        0.05        0.03                0.02                0.00
                                            ------        ------      ------      ------              ------              ------
Net asset value, end of period.......       $15.02        $15.23      $15.49      $15.38              $15.50              $15.74
                                            ======        ======      ======      ======              ======              ======
Market value, end of period..........       $14.29        $13.60      $13.88      $14.38              $14.15              $15.29
                                            ======        ======      ======      ======              ======              ======
Total Return+........................         9.11%(1)      3.86%       3.21%       9.78%               1.14%              15.48%
Ratios to Average Net Assets of
Common Shareholders:
Total expenses (before expense
 offset).............................         0.73%(2)      0.78%       0.82%(3)     0.80%(3)           0.76%(3)            0.71%(3)
Net investment income before
 preferred stock dividends...........         6.49%(2)      6.24%       6.34%       6.26%               6.92%               7.42%
Preferred stock dividends............         1.43%(2)      0.87%       0.69%       0.87%               1.15%               1.43%
Net investment income available to
 common shareholders.................         5.06%(2)      5.37%       5.65%       5.39%               5.77%               5.99%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands...........................     $271,289      $282,471    $300,329    $309,296            $320,331            $331,834
Asset coverage on preferred shares at
 end of period.......................          309%          317%        331%        338%                346%                354%
Portfolio turnover rate..............            8%(1)        14%         14%         11%                 17%                 29%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              25
                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
REVISED INVESTMENT POLICY

On August 24, 2005, the Trustees of Morgan Stanley Insured Municipal Trust (the "Trust") approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Insured Municipal Trust

Semiannual Report
April 30, 2006

[MORGAN STANLEY LOGO]

IMTRPT-37974RPT-RA06-00484P-Y04/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                        (d) Maximum Number
                                                                        (or Approximate
                      (a) Total                  (c) Total Number of    Dollar Value) of
                      Number of    (b) Average   Shares (or Units)      Shares (or Units)
                      Shares (or   Price Paid    Purchased as Part of   that May Yet Be
                      Units)       per Share     Publicly Announced     Purchased Under the
Period                Purchased    (or Unit)     Plans or Programs      Plans or Programs
------                ----------   -----------   --------------------   -------------------
November 1, 2005 -
November 30, 2005        58,900      $13.5188             N/A                   N/A
December 1, 2005 --
December 31, 2005       108,500      $13.5217             N/A                   N/A
January 1, 2006 --
January 31, 2006        137,000      $14.1290             N/A                   N/A
February 1, 2006 --
February 28, 2006        79,400      $14.4662             N/A                   N/A
March 1, 2006 --
March 31, 2006           52,100      $14.4427             N/A                   N/A
April 1, 2006 --
April 30, 2006           44,600      $14.2293             N/A                   N/A
Total                   480,500      $14.0513             N/A                   N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Trust


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
June 20, 2006